                              QUARTERLY REPORT TO SHAREHOLDERS
                              September 30, 2002
                              Primary Class

       LEGG MASON
       -------------------------------------------------------------------------
       FOCUS TRUST, INC.

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  The following table summarizes key statistics for the Primary Class of shares of the Legg Mason Focus Trust, Inc., as of September 30, 2002:

                                                  Total Returns(A)
                                                 -------------------
                                                 3 Months   9 Months
                                                 --------   --------
Focus Trust Primary Class                         -7.34%    -25.11%
S&P 500 Stock Composite Index(B)                 -17.28%    -28.16%
Lipper Large-Cap Core Funds Index(C)             -15.73%    -26.15%

  On the following pages, Robert Hagstrom, the Fund's portfolio manager, discusses the investment outlook and the Fund's performance.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, which encourages continued purchases during market downswings when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                                  Sincerely,

                                                  /s/ MARK R. FETTING

                                                  Mark R. Fetting
                                                  President

October 25, 2002

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) Comprised of the top 30 funds in the Lipper universe of large-cap core funds.

Portfolio Manager's Comments

Legg Mason Focus Trust, Inc.

Performance Analysis

  Legg Mason Focus Trust's cumulative return for the third quarter 2002, for the year to date, and the average annual returns for one, two, three, four, and five years are shown below with the total returns of two comparable indices: the Standard & Poor's 500 Stock Composite Index and the Lipper Large-Cap Core Funds Index.

                          THIRD    YEAR TO
                         QUARTER    DATE     1 YEAR    2 YEARS   3 YEARS   4 YEARS   5 YEARS
--------------------------------------------------------------------------------------------
Focus Trust Primary
  Class(A)                -7.34%   -25.11%    -7.52%   -22.33%   -13.63%   -3.14%    -0.27%
S&P 500 Stock Composite
  Index(B)               -17.28%   -28.16%   -20.49%   -23.61%   -12.89%   -4.13%    -1.63%
Lipper Large-Cap Core
  Funds Index(C)         -15.73%   -26.15%   -18.54%   -23.36%   -11.57%   -3.58%    -1.64%

  The most recent third quarter ranked as the most penalizing quarter for the stock market since 1987. The S&P 500 Index declined 17% in price in just 90 days. Most of the damage was done in the month of September when the Index lost 11%. Despite the steep drop in the major indices, the net asset value of Focus Trust held up respectfully well. Our Fund lost 7.34%, placing us in the top 1% of the Lipper Large-Cap Core Fund category. Over the past twelve months, Focus Trust is down 7.52%, a return that compares favorably with our two benchmark indices.

  You might recall at the end of September, 2001 and again at the end of our most recent second quarter, I suggested the prices of our companies held in the portfolio offered significant upside opportunity for shareholders willing to look past the immediate geopolitical risk as well as the corporate malfeasance distractions. I am happy to report that these two separate valuation examinations ultimately proved to be correct.

  However, even though our relative performance ranks favorably when compared to the S&P 500 Index, I want you to know I take no pleasure in beating the market when the returns to our shareholders remain negative.

  Investors are acutely aware of the investment pain handed out by the stock market. We are now in our third consecutive year of negative equity returns. After spending the past decade going up, up, and up, stock prices in this new century have been going down, down, and down. The last time the stock market suffered three straight years of losses was during World War II -- a period when the fate of the western world hung in the balance. Are U.S. markets at a similar junction? Is the fate of western capitalism now in question? We think not.

---------------

(A) Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not predict future performance.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.
(C) Comprised of the top 30 funds in the Lipper universe of 959 large-cap core funds.

  When the stock market declined in 2000, it was caused by the significant overvaluation of stocks relative to their value. When stock prices dropped in 2001, it was caused largely by a decline in corporate earnings. Earnings for the S&P 500 Index in 2001 declined year-over-year from $55 to $45. Now, if we step back and examine the stock market here in 2002, we observe two important statistics. First, corporate earnings this year are rising. The mean estimate for the S&P 500 Index earnings for 2002 is about $50. This is a 12% gain year-over-year in corporate earnings. Our second observation is the current price/earnings ratio of the S&P 500 Index. Based on 2002 earnings, the S&P 500 Index is currently trading about 16x earnings. Historically, when inflation stood at 2% or less, the average post-World War II P/E ratio for the stock market was about 19x, the highest 28x and the lowest 14x, suggesting today's stock prices are currently trading at the low end of their historical range. So why are stock prices still going down? The answer, I believe, is confidence.

  After three years of losses, investors have lost confidence in the stock market and specifically in the companies underlying the market. They see a few CEOs guilty of corporate fraud and malfeasance paraded before the news cameras, and extrapolate this to mean all corporate executives are guilty. Some investors also see a military conflict with Iraq looming on the horizon, and because of the uncertainty of war they have opted to stay on the sidelines until the outcome has been decided. Still other investors have taken note of the slow, inconsistent economic recovery here in the U.S. and wonder whether a double-dip recession lies ahead.

  We believe a year from now the conflict with Iraq will be over. Yes, there may still be a military presence in or around Iraq, but the fighting, if indeed there will be a fight, will have ended. We also believe that a year from now investors will tire of watching a handful of corporate executives arrested, tried and sentenced. Investors will come to realize the overwhelming majority of CEOs are working hard to improve shareholder value and that the guilt by association the market has assigned to most companies is unjustified. That leaves the economy. We strongly believe that a year from now, the stock market and the prices of common stocks will largely be a reflection of the underlying economy.

  The current outlook for growth in the U.S. economy is bimodal. This is a term used by Goldman Sachs economist Bill Dudley to describe how investors are wrestling with two separate views of how the economy will unfold in the coming months. According to Dudley, either the economy will muddle along at a 2% to 3% growth rate over the next 12 to 18 months or the economy will stall, leading to a new recession and a potential deflationary environment.

  In our opinion, the highest probability outcome is that the U.S. economy will continue to grow, albeit at a much slower rate than previous post-World War II recoveries. Inflation will remain subdued, causing nominal GDP growth to drop to its lowest level in over fifty years. The unemployment rate will remain stubbornly high as companies operating in a slow-growth environment will hesitate to add high-cost workers. The same can be said for capital reinvestment rates. Here again, while the economy putters along, CEOs will be reluctant to make substantial capital reinvestment decisions until it becomes evident the economy's growth rate is both sustainable and moving higher.

  This bimodal framework has a few interesting implications for investors. First, if the economy undergoes moderate growth from here, current interest rates for long-term bonds will prove to be too low. Yields will move higher, causing current bond prices to trade lower. In other words, if you are betting on a recovery, bonds will likely retreat in price and significantly underperform stocks. If instead the economy sputters and then falls into a recession, stock prices will likely decline as earnings estimates will prove to be too high. Current interest rates, already at historically low levels, may drop further. In this environment, bonds will outperform stocks.

  If, as we expect, the economy next year grows between 2% to 4%, corporate earnings will improve and stock prices should show noticeable appreciation, outperforming both bonds and cash. But investors should be aware that while this bimodal opinion on the economic recovery remains at the forefront, it will continue to cause a high degree of volatility in financial asset prices. "That is because incoming news that changes the respective probabilities of the two outcomes has a larger impact when the two peaks in the probability distribution are farther apart," explains Dudley. In other words, until the economic landscape becomes more transparent, thus causing the convergence of the two separate peaks (two separate economic opinions) into one, market volatility will remain unusually high.

  We have discussed on several occasions the issue of market volatility and its impact on a focused portfolio. A focused portfolio demonstrates higher volatility, higher standard deviation, than a broadly diversified portfolio. When overall market volatility increases, it dramatically increases the volatility of a focused fund. The "bounciness" of our Fund's net asset value over the short run does not bother us. What is most important is the long-term growth of our net asset value compared to our benchmarks. However, we recognize high volatility does cause anxiety among most investors. When this occurs, we recommend shareholders take a look at the stocks in our portfolio and take comfort that we own some of the more outstanding companies in the world. Although their stock prices may bounce up and down, it is important to recognize our companies' competitive advantages remain rock solid.

  As always, we greatly appreciate your confidence and support. If you have any questions, please do not hesitate to contact us.

                                                  Robert G. Hagstrom, CFA

October 21, 2002

DJIA 8538.24

Performance Information

Legg Mason Focus Trust, Inc.

Total Returns for One, Three and Five Years and Life of Class as of September 30, 2002

  Total return measures investment performance in terms of appreciation or depreciation in a fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  The table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  Past performance does not predict future performance.

  The Fund's total returns as of September 30, 2002, were as follows:

Average Annual Total Return
  Primary Class:
    One Year                                    -7.52%
    Three Years                                -13.63%
    Five Years                                  -0.27%
    Life of Fund(A)                             +6.00%

Cumulative Total Return
  Primary Class:
    One Year                                    -7.52%
    Three Years                                -35.58%
    Five Years                                  -1.34%
    Life of Fund(A)                            +54.42%

---------------
(A) Inception date of the Primary Class is April 17, 1995.

SELECTED PORTFOLIO PERFORMANCE(A)

     Stronger performers for the 3rd quarter           Weaker performers for the 3rd quarter
                                     2002(B)                                           2002(B)
--------------------------------------------      --------------------------------------------
 1.  Nextel Communications, Inc.    +135.2%       1.  Honeywell International Inc.    -38.2%
 2.  Amazon.com, Inc.                 -2.0%       2.  WPP Group plc - ADR             -22.3%
 3.  Vodafone Group plc - ADR         -6.0%       3.  AOL Time Warner Inc.            -20.5%
 4.  Bristol-Myers Squibb Company     -6.3%       4.  Microsoft Corporation           -20.0%
 5.  Nokia Oyj - ADR                  -8.5%       5.  American International Group,
                                                       Inc.                           -19.8%

PORTFOLIO CHANGES

 Securities added during the 3rd quarter 2002      Securities sold during the 3rd quarter 2002
----------------------------------------------    ----------------------------------------------
Liberty Media Corporation                         J.P. Morgan Chase & Co.
Tyco International Ltd.                           Koninklijke (Royal) Philips Electronics
USA Interactive                                    N.V. - ADR
                                                  Minnesota Mining and Manufacturing Company
                                                   (3M)

---------------

(A) Individual stock performance is measured by the change in the stock's price; dividends are assumed to be reinvested at the time they were paid.
(B) Securities held for the entire quarter.

Portfolio of Investments

September 30, 2002 (Unaudited)
(Amounts in Thousands)

Legg Mason Focus Trust, Inc.

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 96.4%

Consumer Discretionary -- 30.5%
 Internet and Catalog Retail -- 16.3%
 Amazon.com, Inc.                                                  650           $10,355(A)
 USA Interactive                                                   190             3,682(A)
                                                                                 -------
                                                                                  14,037
                                                                                 -------
 Media -- 14.2%
 AOL Time Warner Inc.                                              350             4,095(A)
 Liberty Media Corporation                                         520             3,733(A)
 WPP Group plc - ADR                                               130             4,433
                                                                                 -------
                                                                                  12,261
                                                                                 -------
Financials -- 16.9%
 Diversified Financials -- 11.5%
 American Express Company                                          130             4,053
 Citigroup Inc.                                                    200             5,930
                                                                                 -------
                                                                                   9,983
                                                                                 -------
 Insurance -- 5.4%
 American International Group, Inc.                                 85             4,650
                                                                                 -------
Health Care -- 5.4%
 Pharmaceuticals -- 5.4%
 Bristol-Myers Squibb Company                                      100             2,380
 Merck & Co., Inc.                                                  50             2,286
                                                                                 -------
                                                                                   4,666
                                                                                 -------
Industrials -- 13.4%
 Aerospace/Defense -- 2.3%
 Honeywell International Inc.                                       90             1,949
                                                                                 -------
 Industrial Conglomerates -- 11.1%
 General Electric Company                                          190             4,684
 Tyco International Ltd.                                           350             4,935
                                                                                 -------
                                                                                   9,619
                                                                                 -------
Information Technology -- 12.1%
 Communications Equipment -- 6.1%
 Nokia Oyj - ADR                                                   400             5,300
                                                                                 -------

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Information Technology -- Continued
 Computers and Peripherals -- 0.7%
 International Business Machines Corporation                        10           $   584
                                                                                 -------
 Software -- 5.3%
 Microsoft Corporation                                             105             4,587(A)
                                                                                 -------
Telecommunication Services -- 18.1%
 Wireless Telecommunication Services -- 18.1%
 Nextel Communications, Inc.                                     1,400            10,570(A)
 Vodafone Group plc - ADR                                          393             5,036
                                                                                 -------
                                                                                  15,606
                                                                                 -------
Total Common Stock and Equity Interests (Identified Cost -- $104,117)             83,242
----------------------------------------------------------------------------------------
Repurchase Agreements -- 4.0%

Goldman, Sachs & Company
 1.91%, dated 9/30/02, to be purchased at $1,742 on 10/1/02
 (Collateral: $1,699 Fannie Mae notes, 7%, due 2/1/30, value
 $1,784)                                                        $1,742             1,742
State Street Bank & Trust Company
 1.9%, dated 9/30/02, to be purchased at $1,742 on 10/1/02
 (Collateral: $1,775 Federal Home Loan Bank notes, 2.01%,
 due 9/12/03, value $1,779)                                      1,741             1,741
                                                                                 -------
Total Repurchase Agreements (Identified Cost -- $3,483)                            3,483
----------------------------------------------------------------------------------------
Total Investments -- 100.4% (Identified Cost -- $107,600)                         86,725
Other Assets Less Liabilities -- (0.4)%                                             (322)
                                                                                 -------

NET ASSETS -- 100.0%                                                             $86,403
                                                                                 =======

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                    $14.14
                                                                                 =======
----------------------------------------------------------------------------------------

(A) Non-income producing.

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

              EQUITY FUNDS:                                  SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

              GLOBAL FUNDS:                                TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
Europe Fund                                 Investment Grade Income Portfolio
International Equity Trust                  High Yield Portfolio
Emerging Markets Trust

           TAX-FREE BOND FUNDS:                            MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                        Investment Adviser

                        Legg Mason Funds Management, Inc.
                        Baltimore, MD

                        Board of Directors and Officers

                        John F. Curley, Jr., Chairman
                        Mark R. Fetting, President
                        Richard G. Gilmore
                        Arnold L. Lehman
                        Dr. Jill E. McGovern
                        G. Peter O'Brien

                        Transfer and Shareholder Servicing Agent

                        Boston Financial Data Services
                        Boston, MA

                        Custodian

                        State Street Bank & Trust Company
                        Boston, MA

                        Counsel

                        Kirkpatrick & Lockhart LLP
                        Washington, DC

                        Independent Accountants

                        PricewaterhouseCoopers LLP
                        Baltimore, MD

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-222
11/02